UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 29, 2009
NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

Switzerland	000-53604	98-0619597

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Dorfstrasse 19A Baar, Switzerland	6340

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 41 (41) 761 6555

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          (e) On October 29, 2009, at the extraordinary general meeting of shareholders of Noble Corporation (the “Company”), the shareholders approved the amendment and restatement of the Noble Corporation 1991 Stock Option and Restricted Stock Plan effective as of October 29, 2009 (the “Amended and Restated 1991 Plan”).
A description of the terms of the Amended and Restated 1991 Plan can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 11, 2009. The section of the definitive proxy statement entitled “Proposal 2 — Approval of the Amended and Restated 1991 Plan” is filed as Exhibit 99.1 to this Current Report and incorporated by reference herein. The description of the Amended and Restated 1991 Plan is qualified in its entirety by reference to the Amended and Restated 1991 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
10.1	—	Noble Corporation 1991 Stock Option and Restricted Stock Plan

99.1	—	Excerpt from the Noble Corporation Definitive Proxy Statement filed on September 11, 2009, “Proposal 2 — Approval of the Amended and Restated 1991 Plan”

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
Date: November 4, 2009	By:	/s/ Julie J. Robertson
Julie J. Robertson
Executive Vice President and Corporate Secretary

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
10.1	—	Noble Corporation 1991 Stock Option and Restricted Stock Plan

99.1	—	Excerpt from the Noble Corporation Definitive Proxy Statement filed on September 11, 2009, “Proposal 2 - Approval of the Amended and Restated 1991 Plan”